DELMARVA POWER AND LIGHT COMPANY CONSOLIDATING INCOME STATEMENT                                                          EXHIBIT D-2
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                               Total             Consolidating        DPL             DPL
                                                           Consolidated            Entries           Parent          FIN I
                                                       ----------------------  -----------------  -------------  ---------------
OPERATING REVENUES
    Electric                                                       $ 278,376          $  -              *              $  -
    Gas                                                              115,743             -              *                 -
    Other services                                                     2,451             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------
                                                                     396,570             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

OPERATING EXPENSES
    Electric fuel and purchased power                                118,471             -              *                 -
    Gas purchased                                                     98,628             -              *                 -
    Purchased electric capacity                                        7,217             -              *                 -
    Other services' cost of sales                                      1,269             -              *                 -
    Employee separation and other
        merger-related costs                                          40,623             -              *                 -
    Operation and maintenance                                         68,939             -              *                 -
    Depreciation                                                      33,020             -              *                 -
    Taxes other than income taxes                                      9,443             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------
                                                                     377,610             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

OPERATING INCOME                                                      18,960             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

OTHER INCOME
    Allowance for equity funds used
        during construction                                              307             -              *                 -
    Other income                                                         774           *                *               *
                                                       ----------------------  -----------------  -------------  ---------------
                                                                       1,081           *                *               *
                                                       ----------------------  -----------------  -------------  ---------------

INTEREST EXPENSE
    Interest charges                                                  20,703           *                *               *
    Allowance for borrowed funds used during
        construction and capitalized interest                           (722)            -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------
                                                                      19,981           *                *               *
                                                       ----------------------  -----------------  -------------  ---------------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                                    2,508             -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

INCOME/(LOSS) BEFORE INCOME TAXES                                     (2,448)            -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

INCOME TAXES                                                              (7)            -              *                 -
                                                       ----------------------  -----------------  -------------  ---------------

NET INCOME/(LOSS)                                                   $ (2,441)         $ -               *              $ -
                                                       ======================  =================  =============  ===============


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                                      (2,441)            -             *                  -
    Class A common stock                                                   -             -               -                -
                                                       ----------------------  -----------------  -------------  ---------------
                                                                    $ (2,441)         $  -              *              $ -
                                                       ======================  =================  =============  ===============

*   Confidential treatment requested.

DELMARVA POWER AND LIGHT COMPANY CONSOLIDATING BALANCE SHEET                                                            EXHIBIT D-2
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                        Total               Consolidating           DPL                 DPL
                                                     Consolidated            Entries               Parent              FIN I
                                                  -------------------    -----------------    -----------------   ----------------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                               $ 23,841             $ -                  *                       $ -
    Accounts receivable                                      218,141               -                  *                         -
    Inventories, at average cost
        Fuel (coal, oil and gas)                              27,968               -                  *                         -
        Materials and supplies                                39,614               -                  *                         -
    Prepayments                                                5,837               -                  *                         -
    Deferred energy costs                                      5,324               -                  *                         -
    Deferred income taxes, net                                 2,864               -                  *                         -
                                                  -------------------    -----------------    -----------------   ----------------
                                                             323,589               -                  *                         -
                                                  -------------------    -----------------    -----------------   ----------------

INVESTMENTS
    Investment in leveraged leases                                 -               -                    -                       -
    Funds held by trustee                                     53,211               -                  *                         -
    Other investments                                             82             *                    *                  *
                                                  -------------------    -----------------    -----------------   ----------------
                                                              53,293             *                    *                  *
                                                  -------------------    -----------------    -----------------   ----------------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                 3,028,736                    -             *                    -
    Gas utility plant                                        243,243                    -             *                    -
    Common utility plant                                     155,845                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------
                                                           3,427,824                    -             *                    -
    Less: Accumulated depreciation                         1,407,757                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------
    Net utility plant in service                           2,020,067                    -             *                    -
    Construction work-in-progress                             90,790                    -             *                    -
    Leased nuclear fuel, at amortized cost                    29,767                    -             *                    -
    Nonutility property, net                                   7,074                    -             *                    -
    Goodwill, net                                             73,392                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------
                                                           2,221,090                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                              -                    -               -                  -
    Deferred recoverable income taxes                         86,908                    -             *                    -
    Unrecovered New Jersey state excise tax                        -                    -               -                  -
    Deferred debt refinancing costs                           18,109                    -             *                    -
    Deferred other postretirement benefit costs                    -                    -               -                  -
    Prepaid employee benefit costs                            50,717                    -             *                    -
    Unamortized debt expense                                  12,680                    -             *                    -
    Other                                                     47,521                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------
                                                             215,935                    -             *                    -
                                                  -------------------    -----------------    -----------------   ----------------

TOTAL ASSETS                                              $2,813,907             *                    *                  *
                                                  ===================    =================    =================   ================

*   Confidential treatment requested.

DELMARVA POWER AND LIGHT COMPANY CONSOLIDATING BALANCE SHEET                                                            EXHIBIT D-2
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                         Total                Consolidating            DPL              DPL
                                                     Consolidated              Entries               Parent             FIN I
                                                  --------------------    ------------------    ------------------   --------------
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                           $ 2,300            $ -                    *               $ -
    Long-term debt and preferred stock
     due within one year                                       32,055                -                  *                   -
    Variable rate demand bonds                                 71,500                -                  *                   -
    Accounts payable                                           98,600                -                  *                   -
    Taxes accrued                                              13,618                -                  *                   -
    Interest accrued                                           23,848                -                  *                   -
    Dividends payable                                          24,492                -                  *                   -
    Current capital lease obligation                           12,472                -                  *                   -
    Accrued employee separation and
        other merger-related costs                             10,713                -                  *                   -
    Other                                                      23,104                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------
                                                              312,702                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                    8,226                -                  *                   -
    Deferred income taxes, net                                443,263                -                  *                   -
    Deferred investment tax credits                            39,302                -                  *                   -
    Long-term capital lease obligation                         18,506                -                  *                   -
    Other                                                      26,467                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------
                                                              535,764                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------

CAPITALIZATION
    Common stock                                                    2             *                     *                *
    Class A common stock                                            -                -                     -                -
    Additional paid-in capital--common stock                  542,980                -                  *                   -
    Additional paid-in capital--Class A
     common stock                                                   -                -                     -                -
    Retained earnings                                         279,698                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------
                                                              822,680             *                     *                *
    Treasury shares, at cost                                        -                -                     -                -
    Unearned compensation                                           -                -                     -                -
                                                  --------------------    ------------------    ------------------   --------------
        Total common stockholders' equity                     822,680             *                     *                *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                    89,702                -                  *                   -
        Subject to mandatory redemption                        70,000                -                     -             *
    Advances from associated company                                -             *                     *                   -
                                                  --------------------    ------------------    ------------------   --------------
    Long-term debt                                            983,059                -                  *                   -
                                                  --------------------    ------------------    ------------------   --------------
                                                            1,965,441             *                     *                *
                                                  --------------------    ------------------    ------------------   --------------


TOTAL CAPITALIZATION AND LIABILITIES                       $2,813,907             *                     *                *
                                                  ====================    ==================    ==================   ==============

*  Confidential treatment requested.